UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 2, 2007

SURGE GLOBAL ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-24269	34-1454529
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

12220 El Camino Real, Suite 410 San Diego, California	92130
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(858) 704-5010

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This amendment is being filed to amend and supplement Item 9.01 of the Current Report on Form 8-K filed by Surge Global Energy, Inc. on March 8, 2007, to include the historical financial statements of Peace Oil Corp., the business acquired, and the unaudited pro forma financial information required pursuant to Article 11 of Regulation S-X.

Item 1.01.  Entry into a Material Definitive Agreement.

Item 2.01 of this amendment is incorporated by reference into this Item 1.01.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On March 2, 2007, our indirectly-owned Canadian subsidiary, Cold Flow Energy ULC, completed its acquisition of Peace Oil Corp., pursuant to the Stock Purchase Agreement (amended as described below) we entered into with Cold Flow, Peace Oil Corp., and the shareholders of Peace Oil Corp., as previously disclosed in our Form 8-K filed on December 4, 2006. The parties amended the Stock Purchase Agreement on March 2, 2007 to modify the payment of the purchase price as previously disclosed in our Form 8-K filed on March 8, 2007. The parties further amended the Stock Purchase Agreement on April 16, 2007 to modify the date by which we were required to file a registration statement in connection with the transactions contemplated by the Stock Purchase Agreement. The Second Amendment to Stock Purchase Agreement is attached hereto as Exhibit 2.3 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

The audited financial statements of Peace Oil Corp. as of and for the year ended September 30, 2006 and the unaudited financial statements of Peace Oil Corp. as of and for the period ended December 31, 2006 are filed as Exhibit 99.1 to this amendment and incorporated in their entirety into this Item 9.01(a) by reference.

(b)	Pro Forma Financial Information

The pro forma financial information as of and for the year ended December 31, 2006 is furnished as Exhibit 99.2 to this amendment and is incorporated in its entirety into this Item 9.01(b) by reference.

(d)	Exhibits

Exhibit No.	Description

2.1
Stock Purchase Agreement among Cold Flow Energy ULC, Surge Global Energy, Inc., Peace Oil Corp. and the Shareholders of Peace Oil Corp. dated as of November 30, 2006 (previously filed as Exhibit 10.5 to the registrant’s Form 8-K filed on December 4, 2006 and incorporated by reference herein).

2.2
First Amendment to Stock Purchase Agreement among Cold Flow Energy ULC, Surge Global Energy, Inc., Peace Oil Corp. and the Shareholders of Peace Oil Corp. dated March 2, 2007 (previously filed as Exhibit 10.1 to the registrant’s Form 8-K filed on March 8, 2007 and incorporated by reference herein).

2.3	Second Amendment to Stock Purchase Agreement among Cold Flow Energy ULC, Surge Global Energy, Inc., Peace Oil Corp. and the Shareholders of Peace Oil Corp. dated April 16, 2007.

99.1
Audited financial statements of Peace Oil Corp. as of and for the year ended September 30, 2006 and the unaudited financial statements of Peace Oil Corp. as of and for the period ended December 31, 2006.

99.2	Unaudited pro forma condensed financial information as of and for the year ended December 31, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SURGE GLOBAL ENERGY, INC., a Delaware corporation

Date: May 16, 2007	By:	/s/ William Greene
William Greene, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1
Stock Purchase Agreement among Cold Flow Energy ULC, Surge Global Energy, Inc., Peace Oil Corp. and the Shareholders of Peace Oil Corp. dated as of November 30, 2006 (previously filed as Exhibit 10.5 to the registrant’s Form 8-K filed on December 4, 2006 and incorporated by reference herein).

2.2
First Amendment to Stock Purchase Agreement among Cold Flow Energy ULC, Surge Global Energy, Inc., Peace Oil Corp. and the Shareholders of Peace Oil Corp. dated March 2, 2007 (previously filed as Exhibit 10.1 to the registrant’s Form 8-K filed on March 8, 2007 and incorporated by reference herein).

2.3	Second Amendment to Stock Purchase Agreement among Cold Flow Energy ULC, Surge Global Energy, Inc., Peace Oil Corp. and the Shareholders of Peace Oil Corp. dated April 16, 2007.

99.1
Audited financial statements of Peace Oil Corp. as of and for the year ended September 30, 2006 and the unaudited financial statements of Peace Oil Corp. as of and for the period ended December 31, 2006.

99.2	Unaudited pro forma condensed financial information as of and for the year ended December 31, 2006.

4